UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): August 15, 2019 (August 15, 2019)

Cypress Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-10079	94-2885898
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

198 Champion Court

San Jose, California 95134

(Address of principal executive offices and zip code)

(408) 943-2600

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of each exchange on which registered:
Common Stock, $0.01 par value	CY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A (this “amendment”) amends Cypress Semiconductor Corporation's Current Report on Form 8-K originally filed with the Securities and Exchange Commission on August 15, 2019 (the “original filing”). The sole purpose of this amendment is to add Inline eXtensible Business Reporting Language links to the cover page. No other changes have been made to the original filing.

Item 8.01 Other Events

Supplement to Definitive Proxy Statement

This is a supplement to the Definitive Proxy Statement on Schedule 14A filed by Cypress Semiconductor Corporation, a Delaware corporation (“Cypress”, the “Company”, “we” or “us”), with the Securities and Exchange Commission (the “SEC”) on July 16, 2019 (the “Definitive Proxy Statement”) that was mailed to Cypress stockholders in connection with the solicitation of proxies for use at the special meeting of stockholders of Cypress to be held at 10:00 a.m., Pacific Time, on August 27, 2019, at 198 Champion Court, San Jose, California 95134. The Definitive Proxy Statement is amended and supplemented by the information set forth in this Current Report on Form 8-K, which should be read as part of, and in conjunction with, the information contained in the Definitive Proxy Statement. The information contained herein supersedes the information contained in the Definitive Proxy Statement. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings ascribed to those terms in the Definitive Proxy Statement.

As previously disclosed, on June 3, 2019, the Company entered into an Agreement and Plan of Merger, (as amended or modified from time to time, the “merger agreement”), by and among Cypress, Infineon Technologies AG, a stock corporation (Aktiengesellschaft) organized under the laws of the Federal Republic of Germany (“Infineon”), and IFX Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Infineon (“Merger Sub”) (the “merger proposal”). Subject to the terms and conditions of the merger agreement, Merger Sub will be merged with and into Cypress and Cypress will survive the merger as a wholly owned subsidiary of Infineon (the “merger”).

Cypress believes that the Definitive Proxy Statement contains all material information required to be disclosed. However, Cypress wishes to voluntarily make the supplemental disclosures related to the merger that are set forth below. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable law of any of the supplemental disclosures set forth herein. Cypress specifically denies that any further disclosure is required to supplement the disclosures set forth in the Definitive Proxy Statement under applicable law.

The following underlined language is added to the third full paragraph on page 47 of the Definitive Proxy Statement concerning the Background of the Merger.

Between March 9, 2019 and March 21, 2019, representatives of Cypress and Party A negotiated a confidentiality agreement. The confidentiality agreement, which was executed on March 22, 2019 and effective as of March 15, 2019, contained a customary standstill provision that included so-called “don’t ask, don’t waive” language and that terminated in accordance with its terms upon the public announcement of Cypress’s entry into the merger agreement.

The following underlined language is added to the fifth full paragraph on page 49 of the Definitive Proxy Statement concerning the Background of the Merger.

As further described in this “Background of the Merger” section, from December 5, 2018, when the chief executive officer of Party A first raised the possibility of a potential acquisition of Cypress by Party A, to June 1, 2019, Cypress ultimately contacted or was contacted by 12 parties regarding their potential interest in acquiring Cypress, including Infineon and Party A. Each of these parties was a publicly traded technology company. After consultation with its financial advisors, Cypress did not contact any potential financial acquirers or any other companies (other than the aforementioned parties) because they were not perceived by the Board to have (1) a high probability of interest in engaging in discussions regarding an acquisition of Cypress or (2) the financial capacity to engage in an acquisition of Cypress at or above the offer price in Party A’s non-binding written proposal delivered on April 17, 2019. During this period, Cypress entered into confidentiality agreements with five parties, including Infineon and Party A. Each of these confidentiality agreements contained standstill provisions, which included so-called “don’t ask, don’t waive” language and terminated in accordance with their terms upon the public announcement of Cypress’s entry into the merger agreement. Members of the senior management of Cypress held in-person due diligence meetings with all five parties, and Cypress received non-binding written proposals for an acquisition of Cypress from three of the five parties as further described herein.

2

The following underlined language is added to page 65 of the Definitive Proxy Statement concerning the Opinion of Morgan Stanley & Co. LLC.

These companies and their applicable multiples were the following:

Comparable Company	2019 AV/Cash Flow	2020 AV/Cash Flow	2019 Price to Earnings	2020 Price to Earnings
Advanced Micro Devices, Inc.	33.8x	22.9x	42.6x	27.5x
Analog Devices, Inc.	15.3x	15.4x	18.8x	17.2x
Broadcom Inc.	10.0x	9.1x	10.6x	9.4x
Infineon Technologies AG	22.9x	16.6x	17.2x	15.6x
Macronix International Co., Ltd.	N.M.	48.2x	15.3x	12.3x
Maxim Integrated Products, Inc.	17.8x	14.8x	22.4x	18.4x
MediaTek Inc.	15.3x	12.3x	21.9x	17.9x
Microchip Technology Incorporated	12.2x	12.3x	13.5x	11.5x
Micron Technology, Inc.	11.8x	7.9x	7.6x	7.1x
Nanya Technology Corp.	7.4x	8.1x	14.5x	12.7x
Nordic Semiconductor ASA	N.M.	23.0x	N.M.	30.3x
NXP Semiconductors NV	12.4x	11.1x	11.2x	9.6x
ON Semiconductor Corporation	10.7x	9.1x	9.8x	8.0x
Renesas Electronics Corporation	15.3x	10.2x	56.7x	11.7x
Semtech Corporation	18.5x	13.4x	23.2x	18.2x
Silicon Laboratories Inc.	24.9x	24.0x	30.3x	26.2x
Silicon Motion Technology Corporation	11.0x	8.8x	12.3x	10.5x
SK Hynix Inc.	30.4x	9.0x	11.2x	6.9x
STMicroelectronics, Inc.	14.7x	10.2x	13.7x	11.2x
Texas Instruments Inc.	17.0x	15.5x	20.1x	18.1x
Western Digital Corporation	11.2x	7.1x	20.5x	7.4x

Based on its analysis of the relevant metrics for each of the comparable companies and upon the application of its professional judgment and experience, Morgan Stanley selected representative ranges of price to earnings multiples of 14x-20x for 2019 and 11x-17x for 2020 and aggregate value to cash flow multiples of 12x-16x for 2019 and 10x-14x for 2020 and applied these ranges of multiples to the estimated relevant metric for Cypress for the target plan and street extrapolation case.

Based on the outstanding shares of Cypress common stock on a fully-diluted basis of 381,441,510, as provided by Company management on May 30, 2019, Morgan Stanley calculated the estimated implied value per share of Cypress common stock as of May 31, 2019 as follows:

Calendar Year Financial Statistic	Selected Calendar Year Multiple Ranges	Implied Value Per Share of Cypress Common Stock ($)
Target Plan
Price to Estimated 2019 Earnings	14x – 20x	18.77 – 26.82
Price to Estimated 2020 Earnings	11x – 17x	17.69 – 27.34
Aggregate Value to Estimated 2019 Cash Flow	12x – 16x	16.43 – 22.11
Aggregate Value to Estimated 2020 Cash Flow	10x – 14x	16.42 – 23.22
Street Extrapolation Case
Price to Estimated 2019 Earnings	14x – 20x	15.37 – 21.96
Price to Estimated 2020 Earnings	11x – 17x	13.44 – 20.77
Aggregate Value to Estimated 2019 Cash Flow	12x – 16x	13.98 – 18.95
Aggregate Value to Estimated 2020 Cash Flow	10x – 14x	12.40 – 17.83

3

The following underlined language is added to the first full paragraph of page 67 of the Definitive Proxy Statement concerning the Opinion of Morgan Stanley & Co. LLC.

Based on the outstanding shares of Cypress common stock on a fully-diluted basis of 381,441,510, as provided by Company management on May 30, 2019, Morgan Stanley calculated the estimated implied value per share of Cypress common stock as of May 31, 2019 as follows:

Implied Value Per Share of Cypress Common Stock ($)
Target Plan	20.47 – 28.21
Street Extrapolation Case	15.81 – 21.89

The following underlined language is added to the third full paragraph of page 68 of the Definitive Proxy Statement concerning the Opinion of Morgan Stanley & Co. LLC.

Based on its analysis of the relevant metrics and time frame for each of the transactions listed above and upon the application of its professional judgment and experience, Morgan Stanley selected representative ranges of implied premia to the unaffected share price of 20%-40% and financial multiples of 11x-17x of the precedent transactions and applied these ranges of premia and financial multiples to the relevant financial statistic for Cypress. For purposes of NTM Aggregate Value to EBITDA Multiple, Morgan Stanley utilized estimates from the street extrapolation case. The following tables summarize Morgan Stanley’s analysis:

Precedent Transactions Financial Statistic	Reference Range	Implied Value Per Share of Cypress Common Stock ($)
Premia to Unaffected Share Price	20 – 40%	18.48 – 21.56

Precedent Transactions Financial Statistic	Representative Ranges	Implied Value Per Share of Cypress Common Stock ($)
NTM Aggregate Value to EBITDA Multiple	11x – 17x	14.17 – 22.33

The following underlined language is added to the last paragraph on page 70 of the Definitive Proxy Statement concerning the Opinion of Morgan Stanley & Co. LLC.

In the two years prior to the date of Morgan Stanley’s opinion, Morgan Stanley and its affiliates have provided financial advisory and financing services for Cypress and have received approximately $3 million in fees in connection with these services. As part of these services, Morgan Stanley or an affiliate thereof acted as administrative agent with respect to credit facilities of Cypress. Any fees that Morgan Stanley or its affiliate earned in connection with acting as administrative agent were included in the $3 million of fees referred to in the first sentence of this paragraph. In the two years prior to the date of Morgan Stanley’s opinion, Morgan Stanley and its affiliates have not been engaged on any financial advisory or financing assignments for Infineon and have not received any fees for these services from Infineon during that time. Morgan Stanley may also seek to provide these services to Infineon and Cypress and their respective affiliates in the future and would expect to receive fees for the rendering of these services.

4

The following underlined language is added to the last full paragraph of page 72 of the Definitive Proxy Statement concerning Certain Financial Projections.

The following tables present the unaudited financial prospective financial information of Cypress described further above as the Projections. The Projections summarized in the following tables include “non-GAAP financial measures,” which means that they were not calculated in accordance with GAAP. These non-GAAP financial measures should not be viewed as a substitute for GAAP financial measures and may be defined differently than non-GAAP financial measures used by other companies. Furthermore, there are limitations inherent in non-GAAP financial measures because they exclude charges and credits that are required to be included in a GAAP presentation. As discussed on page 71 of the Definitive Proxy Statement, Cypress did not publicly disclose in the ordinary course of its business projected financial and operational results. The “target base plan”, which was utilized in connection with the discussions regarding the proposed merger, used non-GAAP financial measures and Cypress did not prepare a non-GAAP to GAAP reconciliation of the “target base plan.” Therefore, no non-GAAP to GAAP reconciliation was provided to the financial advisors. Accordingly, in order to fully understand the Projections summarized in the following tables, the tables must be read together with the text of the summary above and the information below regarding non-GAAP financial measures.

The following paragraph is added on page 88 of the Definitive Proxy Statement in the section concerning Transaction Litigation following the existing paragraph and immediately prior to the section concerning Appraisal Rights.

Following the filing of the Definitive Proxy Statement, two additional lawsuits were filed by purported stockholders: Fredricks vs. Cypress Semiconductor Corporation et al., 19-cv-04149 (N.D. Cal., filed on July 18, 2019) and Nozawa v. Cypress Semiconductor Corporation et al., 19-cv-06821 (S.D.N.Y., filed on July 23, 2019). The Nozawa action is a purported class action. The allegations in these additional complaints are substantially similar to those in the seven earlier actions and the Company believes the lawsuits are without merit and intends to defend them vigorously.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, including statements with respect to the proposed transaction and the merger of Merger Sub, a wholly owned subsidiary of Infineon, with and into Cypress on the terms and subject to the conditions set forth in the merger agreement, the benefits of the proposed transaction and the anticipated timing of the proposed transaction. Forward-looking statements can be generally identified by the use of words such as “anticipate,” “believe,” “plan,” “project,” “estimate,” “forecast,” “expect,” “should,” “intend,” “may,” “could,” “will,” “would,” “outlook,” “future,” “trend,” “goal,” “target,” and similar expressions or expressions of the negative of these terms. These statements reflect only Cypress’s current expectations and are not guarantees of future performance or results. Forward-looking information involves risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such statements. Specific factors that could cause actual results to differ from results contemplated by forward-looking statements include, among others, the occurrence of any event, development, condition, state of facts, change, effect or other circumstances that could give rise to the termination of the merger agreement, the inability to complete the merger due to the failure to obtain stockholder approval for the merger or the failure to satisfy other conditions to completion of the merger, including that a governmental authority may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks regarding the failure of Infineon to obtain the necessary financing to complete the merger; risks related to disruption of management’s attention from Cypress’s ongoing business operations due to the transaction; the effect of the announcement of the merger on Cypress’s relationships, operating results and business generally; the risk that certain approvals or consents will not be received in a timely manner or that the merger will not be consummated in a timely manner; the risk of exceeding the expected costs of the merger; adverse changes in U.S. and non-U.S. governmental laws and regulations; adverse developments in Cypress’s relationships with its employees; capital market conditions, including availability of funding sources for us; changes in our credit ratings; risks related to our indebtedness, including our ability to meet certain financial covenants in our debt instruments; the risk of litigation, including stockholder litigation in connection with the proposed transaction, and the impact of any adverse legal judgments, fines, penalties, injunctions or settlements; and volatility in the market price of our stock.

Therefore, caution should be taken not to place undue reliance on any such forward-looking statements. We assume no obligation (and specifically disclaim any such obligation) to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. For additional discussion of potential risks and uncertainties that could impact our results of operations or financial position, refer to Part I, Item 1A. Risk Factors in our Annual Report on Form 10-K for the fiscal year ended December 30, 2018 and Part II, Item 1A. Risk Factors in our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2019 and June 30, 2019 and any subsequent filings with the SEC.

5

Additional Information and Where to Find It

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the proposed merger. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy our securities or the solicitation of any vote or approval. The proposed merger will be submitted to Cypress’s stockholders for their consideration. In connection with the proposed transaction, Cypress has filed a definitive proxy statement with the SEC on July 16, 2019 and other relevant materials with the SEC in connection with the solicitation of proxies in connection with the proposed transaction. The definitive proxy statement has been mailed to Cypress’s stockholders. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND STOCKHOLDERS OF CYPRESS SEMICONDUCTOR CORPORATION ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement, any amendments or supplements thereto and other relevant materials, and any other documents filed by Cypress with the SEC, may be obtained once such documents are filed with the SEC free of charge at the SEC’s website at www.sec.gov.

In addition, Cypress’s stockholders may obtain free copies of the documents we file with the SEC through the Investors portion of Cypress’s website at investors.cypress.com under the link “Financials & Filings” and then under the link “SEC Filings” or by contacting Cypress’s Investor Relations Department by (a) mail at Cypress Semiconductor Corporation, Attention: Investor Relations, 198 Champion Ct., San Jose, CA 95134, (b) telephone at (408) 943-2600, or (c) e-mail at investorrelations@cypress.com.

Participants in Solicitation

Cypress and certain of its executive officers, directors, other members of management and employees, may under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from Cypress’s stockholders in connection with the proposed transaction. Information regarding the persons who may be considered “participants” in the solicitation of proxies is set forth in Cypress’s definitive proxy statement filed with the SEC on July 16, 2019 and other relevant documents to be filed with the SEC in connection with the proposed transaction, each of which can be obtained free of charge from the sources indicated above when they become available. Information regarding certain of these persons and their beneficial ownership of Cypress’s common stock is also set forth in Cypress’s definitive proxy statement on Schedule 14A for its 2019 annual meeting of stockholders filed on March 15, 2019 with the SEC, which can be obtained free of charge from the sources indicated above.

6

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cypress Semiconductor Corporation

Date: August 15, 2019	By:	/s/ Thad Trent
	Name:	Thad Trent
	Title:	Executive Vice President, Finance and Administration and Chief Financial Officer

7